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                                                                   Page 85 of 95

                                  EXHIBIT 10-25

                                RELEASE AGREEMENT

         This RELEASE AGREEMENT (this "AGREEMENT") is effective as of September 16, 2002 by and among GENESEE SYRACUSE PROPERTIES, INC. ("GENESEE"), a New York corporation having an office at 16 West Main Street, Suite 600, Rochester, New York 14614, WESTBROOK 1993 LIMITED PARTNERSHIP, a New York limited partnership having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("WESTBROOK"), SPALL NATAPOW VENTURES LTD., having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("SPALL NATAPOW"), NATAPOW REALTY CORPORATION, having an office at 120 Corporate Woods, Suite 100, Rochester, New York 14623 ("NATAPOW REALTY"), and THEODORE F. SPALL, JR., having an address of 30 Grove Street, Pittsford, New York 14534 ("SPALL").

                                    RECITALS:

         WHEREAS, pursuant to a Partnership Interest Purchase Agreement (the "PARTNERSHIP INTEREST PURCHASE AGREEMENT") executed on September 16, 2002, Genesee is selling the Genesee Units (as defined therein) and Westbrook is purchasing the Genesee Units;

         WHEREAS, Spall Natapow, Natapow Realty and Spall (the "OTHER PARTNERS") own all of the partnership units of Westbrook not owned by Genesee and are the only partners of Westbrook other than Genesee;

         WHEREAS, Genesee, Westbrook and the Other Partners executed a Limited Partnership Agreement (the "LIMITED PARTNERSHIP AGREEMENT") effective as of December 20, 1993;

         WHEREAS, Westbrook is indebted to Manufacturers and Traders Trust Company ("M&T") pursuant to a Mortgage Note in the principal amount of $8,800,000 dated November 29, 1993, and Westbrook and Genesee have executed certain other agreements, instruments and documents in connection therewith, including, but not limited to, a Restated Mortgage Note dated December 29, 1993 (the "M&T FINANCING DOCUMENTS");

         WHEREAS, it is a condition to Closing of the transaction contemplated under the Partnership Interest Purchase Agreement that Westbrook and the Other Partners execute and deliver this Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. RELEASE. Westbrook and the Other Partners each hereby release, waive and discharge Genesee Corporation, Genesee and their respective directors, officers, employees and representatives from any and all claims, actions, causes of actions or suits, at law or in equity related to, or arising or resulting from any and all liability for any debts or other obligations of Westbrook arising from, related to or in connection with Westbrook (except for the express representations and warranties made by Genesee herein and in the Partnership Interest Purchase Agreement), including, but not limited to, the M&T Financing Documents, the Limited Partnership Agreement and the business, operations and assets of Westbrook, which each now has or hereafter can, shall or may have, whether known or suspected or unknown or unsuspected, by reason of any matter, cause or thing whatsoever from the beginning of time.

         2. COVENANT NOT-TO-SUE. Westbrook and the Other Partners agree not to commence or pursue in any federal, state or other court or governmental or regulatory authority or in any arbitration or dispute resolution proceeding (collectively, "PROCEEDINGS") against Genesee Corporation or Genesee or any of their respective officers, directors, employees or representatives, directly or indirectly, any of the claims or other matters herein released and not to assert any affirmative defense in any Proceedings involving any such parties which defense is based on facts that would otherwise support claims or matters released hereunder.

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                                                                   Page 86 of 95

         3. MISCELLANEOUS. This Agreement shall be governed by and enforced in accordance with the internal laws of the State of New York, without giving affect to the conflicts of laws principles thereof. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective or valid under applicable law and if any provision herein is found by a court to be invalid under law on a final and non-appealable basis, then such provision shall be stricken herefrom to the extent invalid, without invalidating the remainder of this Agreement which shall remain in full force and effect. The Partnership Interest Purchase Agreement, and the exhibits thereto, and this Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and this Assignment cannot be modified or altered in any way without the written consent of all parties hereto. Each of the parties hereto hereby represents and warrants that it or he is fully authorized and has full authority to enter into and observe its or his obligations under this Agreement. Each of the parties hereto hereby represents and warrants to the other that this Agreement constitutes its or his valid and binding agreement and that it is enforceable against it or him in accordance with its terms.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the first date referred to above.

                                         GENESEE SYRACUSE PROPERTIES, INC.

                                         By:    /s/ Stephen B. Ashley
                                                --------------------------------
                                         Name:  Stephen B. Ashley
                                         Title: President

                                         WESTBROOK 1993 LIMITED PARTNERSHIP

                                         By:    Spall Natapow Ventures, Ltd.,
                                                Managing General Partner

                                                By: /s/ Stephen D. Natapow
                                                    ----------------------------
                                                Name: Stephen D. Natapow
                                                Title: President

                                         SPALL NATAPOW VENTURES LTD.

                                         By:    /s/ Stephen D. Natapow
                                                --------------------------------
                                         Name:  Stephen D. Natapow
                                         Title: President

                                         NATAPOW REALTY CORPORATION

                                         By:    /s/ Stephen D. Natapow
                                                --------------------------------
                                         Name:  Stephen D. Natapow
                                         Title: President

                                         /s/ Theodore F. Spall, Jr.
                                         ---------------------------------------
                                         Theodore F. Spall, Jr.